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                                                                    EXHIBIT 23.2

                                                          [ARTHUR ANDERSEN LOGO]


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 2000, included in CNH Global N.V.'s Form 20-F for the year ended December 31, 1999 and to all references to our firm included in this registration statement.








/s/ ARTHUR ANDERSEN LLP
-------------------------
Arthur Andersen LLP



Milwaukee, Wisconsin
June 28, 2000